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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  February 23,1998


                       Structured Asset Securities Corporation
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                (Exact Name of Registrant as Specified in Its Charter)


 Delaware                          33-96378                 74-2440858
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(State or Other Jurisdiction       (Commission              (IRS Employer
of Incorporation)                  File Number)             Identification No.)



200 Vesey Street, New York, New York                        10285
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (212) 526-7000
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            (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

     It is expected that on or about March 11, 1998, a single series of certificates, entitled LB Commercial Mortgage Trust, Commercial
Mortgage Pass-Through Certificates, Series 1998-C1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement, to be entered into by and among Structured Asset Securities Corporation (the "Registrant"), GMAC Commercial Mortgage Corporation, as master servicer and as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 33-96378) and sold to Lehman Brothers Inc. (the "Underwriter") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriter.

     In connection with the expected sale of the Underwritten Certificates, the Underwriter has advised the Registrant that it has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The Computational Materials and ABS Term Sheets attached hereto have been prepared and provided to the Registrant by the Underwriter. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

     Not applicable.

(b)  PRO FORMA FINANCIAL INFORMATION:

     Not applicable.

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(c)  EXHIBITS:

Exhibit No.    Description

99.1      Computational Materials and ABS Term Sheets prepared by Lehman
          Brothers Inc.

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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  February 25, 1998


                                   STRUCTURED ASSET SECURITIES
                                     CORPORATION


                                   By:   /s/ Paul A. Hughson
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                                        Name: Paul A. Hughson
                                        Title:   Vice President


                                         -4-
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                                    EXHIBIT INDEX


          The following exhibits are filed herewith:


EXHIBIT NO.                                                      PAGE NO.

99.1 Computational Materials and ABS Term Sheets prepared by Lehman Brothers Inc.












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